SUPPLEMENT TO THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION

   CREDIT SUISSE INSTITUTIONAL FUND - INVESTMENT GRADE FIXED INCOME PORTFOLIO
        CREDIT SUISSE INSTITUTIONAL FUND - CAPITAL APPRECIATION PORTFOLIO
          CREDIT SUISSE INSTITUTIONAL FUND - LARGE CAP VALUE PORTFOLIO

The following information supersedes certain information in each portfolio's Prospectus and Statement of Additional Information.

On August 16, 2006, the Board of Directors of Credit Suisse Institutional Fund, Inc. (the "Corporation") approved, subject to shareholder approval, a Plan of Liquidation, Dissolution and Termination (each a "Plan") for each of Investment Grade Fixed Income Portfolio, Capital Appreciation Portfolio, and Large Cap Value Portfolio (each a "Portfolio"), each a portfolio of the Corporation, whereby the assets of each Portfolio would be liquidated and each Portfolio would subsequently be dissolved. IN LIGHT OF THE BOARD'S DECISION, SHARES OF EACH PORTFOLIO ARE NO LONGER BEING OFFERED EFFECTIVE NOVEMBER 1, 2006.

If a Plan is approved by shareholders, each shareholder of the applicable Portfolio would receive a distribution in an amount equal to the Portfolio's net asset value per share on a payment date expected to be in late 2006. Each shareholder may also receive previously declared and unpaid dividends and distributions. The liquidation of each Portfolio is expected to have tax consequences for a shareholder. Shareholders of each Portfolio should consider consulting with their tax advisers to determine any tax consequences and may wish to redeem their Portfolio shares prior to the payment date. The liquidation, dissolution and termination of a Portfolio is subject to the completion of certain conditions, including the approval of the respective Plan by the Portfolio's shareholders. Proxy materials describing each Plan will be mailed to shareholders of a Portfolio in anticipation of a special meeting of shareholders to be held at a later date.

Dated:  August 18, 2006                                       16-0806
                                                              for
                                                              INSTSECAP-PRO
                                                              INSTLCV-PRO
                                                              INSTIMG-PRO
                                                              2006-026